Exhibit 10.1

SUNESIS PHARMACEUTICALS, INC.

CONTROLLED EQUITY OFFERINGSM

AMENDMENT NO. 3 TO

SALES AGREEMENT

November 7, 2017

Cantor Fitzgerald & Co.

499 Park Avenue

New York, NY 10022

Ladies and Gentlemen:

Reference is made to the Sales Agreement, dated August 11, 2011, as amended on April 10, 2013, and March 12, 2015, including the Schedules thereto (the “Sales Agreement”), between Cantor Fitzgerald & Co. (“CF&Co”) and Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), pursuant to which the Company agreed to sell through CF&Co, as sales agent, shares of common stock, par value $0.0001 per share, of the Company. All capitalized terms used in this Amendment No. 3 to Sales Agreement between CF&Co and the Company (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Sales Agreement. CF&Co and the Company agree as follows:

A. Amendments to Sales Agreement. The Sales Agreement is amended as follows:

1. The first sentence of Section 1 of the Sales Agreement is hereby deleted and replaced with the following:

“The Company agrees that, from time to time after November 7, 2017 and during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through CF&Co, acting as agent and/or principal, shares (the “Placement Shares”) of common stock of the Company, par value $0.0001 per share (the “Common Stock”), having an aggregate offering price of up to $45,000,000 and such amount of Placement Shares shall be available for offer and sale in addition to any offers and sales of Placement Shares previously made pursuant to the Prospectus Supplement filed by the Company on August 11, 2011, the Prospectus Supplement filed by the Company on April 10, 2013, the Prospectus in the registration statement on Form S-3 (File No. 333-187854) declared effective on April 30, 2013, the Prospectus Supplement filed by the Company on March 12, 2015, and the Prospectus Supplement filed by the Company on July 29, 2016, pursuant to this Agreement, subject to any limitations set forth in Section 6(e) hereof (“Maximum Amount”).”

2. The second paragraph of Section 1 of the Sales Agreement is hereby deleted and replaced with the following:

“The Company has filed, or will file, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission a registration statement on Form S-3, including a base prospectus, relating to certain securities, and a prospectus relating to the Placement Shares, to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company may file one or more additional registration statements from time to time that will contain a base prospectus, prospectus and/or prospectus supplement with respect to the Placement Shares. The Company will furnish to CF&Co, for use by CF&Co, copies of the prospectuses included as part of such registration statement (as well as any comparable successor registration statement filed by the Company with respect to the sale of Placement Shares), as may be supplemented by any prospectus supplements relating to the Placement Shares (such prospectuses and any related prospectus supplements, collectively, the “Prospectus Supplement”). Except where the context otherwise requires, such registration statements, as amended when each becomes effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statements pursuant to Rule 430B or 462(b) of the Securities Act, as well as any comparable successor registration statement filed by the Company for the sale of shares of its Common Stock, including the Placement Shares, collectively are herein called the “Registration Statements.” The Prospectus Supplement, including all documents incorporated therein by reference, included in the Registration Statements, in the form in which such Prospectus Supplement has most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with the then issued Issuer Free Writing Prospectus(es), is herein called the “Prospectus.” Any reference herein to the Registration Statements, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statements or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein (the “Incorporated Documents”). For purposes of this Agreement, all references to the Registration Statements, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to either the Electronic Data Gathering Analysis and Retrieval System or Interactive Data Electronic Applications (collectively “IDEA”).”

3. Section 5(d) of the Sales Agreement is hereby deleted and replaced with the following:

“(d) Financial Information. The consolidated financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries (as defined below) as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with generally accepted accounting principals applied on a consistent basis during the periods involved; the other financial and statistical data with respect to the Company and the Subsidiaries (as defined below) contained or incorporated by reference in the Registration Statement and the Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries (as defined below) do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act, to the extent applicable.”

4. A new Section 5(rr) is added to the Sales Agreement, which reads as follows:

“(rr) Sanctions. (i) The Company represents that, neither the Company nor any of its Subsidiaries (collectively, the “Entity”) or any director, officer, employee, agent, affiliate or representative of the Entity, is a government, individual, or entity (in this paragraph (rr), “Person”) that is, or is owned or controlled by a Person that is:

(A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authorities, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List (as amended, collectively, “Sanctions”), nor

(B) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and the Crimea Region of the Ukraine).

(ii) The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) The Entity represents and covenants that, except as detailed in the Registration Statement and the Prospectus, for the past 5 years, it has not engaged in, is not now engaging in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

5. Schedule 1 is amended by replacing the words “August 11, 2011, as amended on April 10, 2013 and March 12, 2015” with the words “August 11, 2011, as amended on April 10, 2013, March 12, 2015, and November 7, 2017.”

6. The Form of Representation Date Certificate attached as Exhibit 7(m) is amended by replacing the words “August 11, 2011, as amended on April 10, 2013 and March 12, 2015” in the first sentence with the words “August 11, 2011, as amended on April 10, 2013, March 12, 2015, and November 7, 2017.”

B. No Other Amendments. Except as set forth in Part A above, all the terms and provisions of the Sales Agreement shall continue in full force and effect.

C. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Amendment by one party to the other may be made by facsimile or email transmission.

D. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws.

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If the foregoing correctly sets forth the understanding between us, please so indicate in the space provided below for that purpose.

Very truly yours,

SUNESIS PHARMACEUTICALS, INC.

By:	/s/ Daniel N. Swisher, Jr.
	Name:	Daniel N. Swisher, Jr.
	Title:	Chief Executive Officer, President, and Interim Chief Financial Officer

ACCEPTED as of the date first above written:

CANTOR FITZGERALD & CO.

By:	/s/ Jeffrey Lumby
	Name:	Jeffrey Lumby
	Title:	Senior Managing Director

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SUNESIS PHARMACEUTICALS, INC. – AMENDMENT NO. 3 TO SALES AGREEMENT